UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2005

Network Engines, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-30863	04-3064173
(State or Other Jurisdiction of Incorporation)	(Commission (IRS Employer	File Number) Identification No.)

25 Dan Road Canton, MA		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (781) 332-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Entry into a Material Definitive Agreement.

(b)           On September 30, 2005, Frank M. Polestra resigned from the Board of Directors (the “Board”) of Network Engines, Inc. (the “Registrant”) and all committees thereof.  Mr. Polestra’s decision to resign from the Board is not the result of any disagreement with the Registrant, known to an executive officer of the Registrant, on any matter relating to the Registrant’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK ENGINES, INC.

Date: October 3, 2005	By:	/s/ Douglas G. Bryant
Douglas G. Bryant
Vice President of Finance and
Administration, Chief Financial Officer,
Treasurer and Secretary